UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 18, 2006

                            COFFEE HOLDING CO., INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                    001-32491                  11-2238111
            ------                    ---------                  ----------
(State or other jurisdiction         (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)

 4401 First Avenue, Brooklyn, New York                                11232-0005
 -------------------------------------                                ----------
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (718) 832-0800

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

      On January 18, 2006, Coffee Holding Co., Inc. announced its earnings for the fourth quarter and fiscal year ended October 31, 2005. A copy of the press release describing the earnings is attached as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

      (d)   The following exhibit is furnished with this report:

            Exhibit No.       Description
            -----------       -----------

            99.1              Coffee Holding Co., Inc. press release dated
                              January 18, 2006

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: January 19, 2006                   COFFEE HOLDING CO., INC.

                                                By: /s/ Andrew Gordon
                                                    ----------------------------
                                                    Name:  Andrew Gordon
                                                    Title: President and Chief
                                                           Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Coffee Holding Co., Inc. press release dated January 18, 2006